Exhibit 1

JOINT FILING AGREEMENT

The undersigned parties hereby agree that this Statement on Schedule 13G filed herewith, and any amendments thereto filed hereafter by any of the undersigned parties, relating to the Common Stock, par value $0.001 per share, of Odysight.ai, Inc. is being (and will be, in the case of amendments hereto) filed jointly with the Securities and Exchange Commission pursuant to Rule 13d-1(k) of the Securities Exchange Act of 1934, as amended, on behalf of each such person.

Date: July 01, 2026

More Provident Funds and Pension Ltd.

/s/ Yosef Levy
By: Yosef Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

More Investment House Portfolio Management Ltd.

s/ Eli Levy
By: Eli Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

More Mutual Funds Management (2013) Ltd.

s/ Eli Levy
By: Eli Levy*
Title: Director

/s/ Meir Gridish
By: Meir Gridish*
Title: Chairman of the Board

Y.D More Investments Ltd.

/s/ Yosef Levy

By: Yosef Levy*
Title: Co-CEO

/s/ Meir Gridish

By: Meir Gridish*
Title: Chairman of the Board

* Signature duly authorized by resolution of the Board of Directors and filed herewith.

B.Y.M. Mor Investments Ltd.

/s/ Meir Gridish
By: Meir Gridish
Title: Director and CEO

Eli Levy

/s/ Eli Levy
Eli Levy

Yosef Levy

/s/ Yosef Levy
Yosef Levy

Benjamin Meirov

__*___________________
Name: Benjamin Meirov

* The undersigned, by signing his name hereto, executes this Joint Filing Agreement pursuant to the Limited Power of Attorney executed on behalf of Mr. Benjamin Meirov and filed herewith.

/s/ Meir Gridish
Name:Meir Gridish
Attorney-in-Fact

Yosef Meirov

__**___________________
Name: Yosef Meirov

** The undersigned, by signing his name hereto, executes this Joint Filing Agreement pursuant to the Limited Power of Attorney executed on behalf of Mr. Yosef Meirov and filed herewith.

/s/ Meir Gridish
Name:Meir Gridish
Attorney-in-Fact

Michael Meirov

__***__________________
Name: Michael Meirov

*** The undersigned, by signing his name hereto, executes this Joint Filing Agreement pursuant to the Limited Power of Attorney executed on behalf of Mr. Michael Meirov and filed herewith.

/s/ Meir Gridish
Name:Meir Gridish
Attorney-in-Fact

Dotan Meirov

__****_________________
Name: Dotan Meirov

**** The undersigned, by signing his name hereto, executes this Joint Filing Agreement pursuant to the Limited Power of Attorney executed on behalf of Mr. Dotan Meirov and filed herewith.

/s/ Meir Gridish
Name:Meir Gridish
Attorney-in-Fact